Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 6 TO SIXTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 6 TO SIXTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of March 1, 2019 (this “Amendment”), is by and among MANITOWOC CAYMAN ISLANDS FUNDING LTD., as the Seller (the “Seller”), WELBILT, INC. (f/k/a Manitowoc Foodservice, Inc.) (“Welbilt”), GARLAND COMMERCIAL RANGES LIMITED, CONVOTHERM-ELEKTROGERÄTE GMBH (“Convotherm”), WELBILT DEUTSCHLAND GMBH (f/k/a Manitowoc Deutschland GmbH) (“Welbilt Deutschland”), WELBILT UK LIMITED (f/k/a Manitowoc Foodservice UK Limited) (“Foodservice UK”) and WELBILT ASIA PACIFIC PRIVATE LIMITED (f/k/a Manitowoc Foodservice Asia Pacific Private Limited) (“Foodservice Asia”), as Servicers (the “Servicers”), and WELLS FARGO BANK, N.A., as Purchaser (the “Purchaser”) and as Agent (the “Agent”).
WHEREAS, the parties hereto are parties to that certain Sixth Amended and Restated Receivables Purchase Agreement, dated as of March 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”);
WHEREAS, the parties hereto wish to modify the Agreement upon the terms hereof.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Definitions. Capitalized terms defined in the Agreement and used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.
SECTION 2.    Amendment. Clause (a) of the definition of “Facility Termination Date” set forth in Exhibit I of the Agreement is hereby amended by replacing the date “March 1, 2019” where it appears therein with the date “March 15, 2019”.
SECTION 3.    Representations and Warranties. On the date hereof, the Seller and each of the Servicers hereby represents and warrants (as to itself) to the Purchaser and the Agent as follows:
(a)    after giving effect to this Amendment, no event or condition has occurred and is continuing which constitutes a Termination Event or Unmatured Termination Event;
(b)    after giving effect to this Amendment, the representations and warranties of such Person set forth in the Agreement and each of the other Transaction Documents are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and
(c)    this Amendment constitutes the valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.
SECTION 4.    Effect of Amendment.
(a)    All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. On and after the Effective Date, all references in the Agreement (or in any other Transaction Document) to “this Agreement,” “hereof,” “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Purchaser pursuant to any Transaction Document or any other instrument, document or agreement executed and/or delivered in connection therewith, nor constitute a waiver of any provision contained therein.
SECTION 5.    Effectiveness. This Amendment shall be effective, as of the date hereof (the “Effective Date”), upon receipt by the Agent of the following (in each case, in form and substance reasonably satisfactory to the Agent):
(a)    counterparts of this Amendment duly executed by each of the parties hereto; and
(b)    such other agreements, documents, officer certificates and instruments as the Agent shall request prior to the date hereof.
SECTION 6.    GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF).
SECTION 7.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment may be executed by facsimile or delivery of a “.pdf” copy of an executed counterpart hereof.
SECTION 8.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
SECTION 9.    No Party Deem Drafter. Each of the parties hereto hereby agrees that no party hereto shall be deemed to be the drafter of this Amendment.
SECTION 10.    Headings. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the date first above written.
MANITOWOC CAYMAN ISLANDS FUNDING LTD., as the Seller
By: _/s/ Haresh Shah_______________________
Name: Haresh Shah
Title: Vice President

WELBILT, INC., as a Servicer
By: _/s/ Haresh Shah_____________________
Name: Haresh Shah
Title: Executive Vice President and Chief
Financial Officer
GARLAND COMMERCIAL RANGES LIMITED, as a Servicer
By: _/s/ Haresh Shah_______________________
Name: Haresh Shah
Title: Vice President
CONVOTHERM-ELEKTROGERÄTE GMBH, as a Servicer
By: _/s/ Reine Wasner__________________
Name: Reine Wasner
Title: Director
WELBILT DEUTSCHLAND GMBH, as a Servicer
By: _/s/ Hans-Werner Schmidt______________
Name: Hans-Werner Schmidt
Title: Director

WELBILT UK LIMITED, as a Servicer
By: __/s/ Adrian Gray__________________
Name: Adrian Gray
Title: Director

WELBILT ASIA PACIFIC PRIVATE LIMITED, as a Servicer
By: __/s/ Leonard Lam Teck Yeow _________
Name: Leonard Lam Teck Yeow
Title: Director

WELLS FARGO BANK, N.A.,
as Agent
By: /s/ William P. Rutkowski
Name: William P. Rutkowski
Title: Director

WELLS FARGO BANK, N.A.,
as Purchaser
By: /s/ William P. Rutkowski
Name: William P. Rutkowski
Title: Director